UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

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ECOSPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25663	20-3502861
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997

(Address of Principal Executive Office) (Zip Code)

(772) 287-4846

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2013, the Board of Directors (the “Board”) of Ecosphere Technologies, Inc. amended the 2006 Equity Incentive Plan (the “Plan”). The Plan was amended to have automatic initial equity grants be effective 10 days from the date of appointment of a Chairman of the Board, a non-employee director and a director advisor. Prior to the amendment, the automatic initial grants were effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

	By:	/s/ John Brewster
John Brewster Chief Executive Officer
Date: February 20, 2013